Fourth Quarter 2006 Earnings Conference Call January 29, 2007 Sunoco Logistics Partners L.P.

Forward-Looking Statement You should review this slide presentation in conjunction with the fourth quarter 2006 earnings conference call for Sunoco Logistics Partners L.P., held on January 29 at 9:30 a.m. EDT. You may listen to the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll- free) 1-877-297-3442. International callers should dial 1-706-643-1335. Please enter Conference ID #4920136. Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call. To access the replay, dial 1-800-642-1687. International callers should dial 1-706-645-9291. Please enter Conference ID #4920136. During the call, those statements we make that are not historical facts are forward-looking statements. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our Form 10-Q, filed with the Securities and Exchange Commission on November 2, 2006. We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events. 2

Q4 2006 Assessment Record quarterly net income in the fourth quarter 2006 of $27.9 million or $0.80 per L.P. unit, as compared to $13.9 million or $0.52 per L.P. unit in the prior year's quarter Record year-end income of $90.3 million or $2.85 per L.P. unit, a 46.4% increase over the prior year. Executed agreements with Motiva Enterprises LLC to construct three new storage tanks with 2.0 million shell barrels of capacity and a 12 mile pipeline. Construction expected to be completed on or before January 2010 and cost in excess of $70 million Increased total distribution to $0.8125 ($3.25 annualized) per unit, a 14.0 percent increase over the prior year's distribution Represents the fourteenth distribution increase in the past fifteen quarters. 3

Lease Acquisition Financial Results 4 YTD Q1 Q2 Q3 Q4 Total 2003 2.5 1.3 1.1 (0.1) 4.8 2004 (0.1) 2.5 0.5 1.9 4.8 2005 (1.4) 1.3 1.0 0.1 0.8 2006 2.2 5.5 (2.6) 5.8 10.9 Operating Income ($ in millions, unaudited) As a result of acquisitions and organic growth projects, the lease business is expected to generate $6-7 mm/year in any market.

Q4 2006 Financial Highlights ($ in millions, unaudited) 5 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, 2006 2005 2006 2005 Sales and other operating revenue Other income $ 1,481.1 5.8 $1,143.7 2.5 $ 5,837.3 17.3 $ 4,482.6 14.3 Total revenues 1,486.9 1,146.2 5,854.6 4,496.9 Cost of products sold and operating expenses Depreciation and amortization Selling, general and administrative expenses Total costs and expenses 1,427.7 9.4 13.8 1,450.9 1,102.7 9.4 14.6 1,126.7 5,644.0 36.7 55.7 5,736.4 4,326.7 33.8 53.1 4,413.6 Operating income Interest cost and debt expense, net 36.0 8.6 19.5 5.9 118.2 30.9 83.3 22.1 Capitalized Interest Net Income (0.5) $ 27.9 (0.3) $ 13.9 (3.0) $ 90.3 (0.5) $ 61.7

Q4 2006 Financial Highlights 6 (amounts in millions, except unit and per unit amounts, unaudited) Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, 2006 2005 2006 2005 Calculation of Limited Partners' interest: Net Income Less: General Partner's interest $ 27.9 (4.9) $ 13.9 (0.4) $ 90.3 (11.1) $ 61.7 (3.0) Limited Partners' interest in Net Income $ 23.0 $ 13.5 $ 79.2 $ 58.7 Net Income per Limited Partner unit: Basic $ 0.81 $ 0.52 $ 2.87 $ 2.37 Diluted $ 0.80 $ 0.52 $ 2.85 $ 2.35 Weighted average Limited Partners' units outstanding (in thousands): Basic 28,536 25,769 27,609 24,784 Diluted 28,677 25,933 27,738 24,954

Eastern Pipeline System (amounts in millions, unless otherwise noted, unaudited) 7 56.9 0.469 60.1 0.459 66.2 0.466 Total shipments (mm barrel miles per day) (2) Revenue per barrel mile (cents) Operating Highlights(1) 47.0 10.5 18.6 $ 32.3 45.5 9.6 17.5 $ 44.2 12.8 2.7 4.4 $ 7.8 13.3 2.1 4.5 $ 11.4 Operating expenses Depreciation and amortization Selling, general and administrative expenses Operating income $ 96.6 11.8 108.4 $ 105.6 11.2 116.8 $ 25.4 2.3 27.7 $ 28.4 2.9 31.3 Sales and other operating revenue Other income Total revenues Financial Highlights 2005 2006 2005 2006 Twelve Months Ended December 31, Three Months Ended December 31, (1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures. (2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped. 61.8 0.469

Terminal Facilities (amounts in millions, unless otherwise noted, unaudited) 8 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, 2006 2005 2006 2005 Financial Highlights Total revenues $ 32.1 $ 29.5 $ 123.3 $ 113.8 Operating expenses Depreciation and amortization Selling, general and administrative expenses 13.9 4.0 4.0 12.6 3.8 4.1 53.4 15.4 15.4 48.6 15.0 14.4 Operating income $ 10.2 $ 9.0 $ 39.1 $ 35.8 Operating Highlights Terminal throughput (000's bpd) Refined product terminals Nederland terminal Refinery terminals (1) 399.8 428.8 685.6 400.3 466.4 721.1 391.7 461.9 687.8 389.5 457.7 702.2 (1) Consists of the Partnership's Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.

Western Pipeline System 9 (1) Includes results from the Partnership's purchase of a 55.3 percent interest in the Mid-Valley Pipeline from acquisition date. (2) Excludes amounts attributable to equity ownership interests in the corporate joint venture. (3) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput. 356.1 186.2 25.7 526.0 191.6 26.8 416.1 178.3 23.7 532.6 190.9 34.3 Crude oil pipeline throughput (000's bpd) Crude oil purchases at wellhead (000's bpd) Gross margin per barrel of pipeline throughput (cents)(3) Operating Highlights(2)(4) $ 15.2 $ 34.8 $ 2.7 $ 14.3 Operating income 20.0 22.8 6.0 5.2 Selling, general and administrative expenses 8.3 11.7 3.0 3.3 Depreciation and amortization 4,231.1 5,545.1 1,077.3 1,400.6 Cost of products sold and operating expenses 4,274.6 5,614.4 1,089.0 1,423.4 Total revenues $4,272.2 2.4 $5,608.3 6.1 $ 1,088.8 0.2 $ 1,420.6 2.8 Sales and other operating revenue Other income (1) Financial Highlights 2005 2006 2005 2006 Twelve Months Ended December 31, Three Months Ended December 31, (amounts in millions, unless otherwise noted, unaudited) (4) Includes results from the Partnership's purchases of an undivided joint interest in the Mesa Pipe Line system, the Corsicana to Wichita Falls, Texas pipeline system, and the Millennium and Kilgore pipeline system and the Amdel pipeline systems from acquisition dates.

Q4 2006 Financial Highlights 10 ($ in millions, unaudited) Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, 2006 2005 2006 2005 Capital Expenditure Data: Maintenance capital expenditures $ 13.0 $ 12.6 $ 29.9 $ 31.2 Expansion capital expenditures 21.0 35.3 209.1 149.5 Total $ 34.0 $ 47.9 $ 239.0 $ 180.7 Reimbursement Under Agreements with Sunoco, Inc. $ 5.4 $ 7.2 $ 7.1 $ 8.0 December 31, 2006 December 31, 2005 Balance Sheet Data (at period end): Cash and cash equivalents $ 9.4 $ 21.6 Total debt 491.9 355.6 Total Partners' Capital 584.3 523.4